UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2008

 IMMUNOSYN CORPORATION

 (Exact Name of Registrant as Specified in Charter)

Delaware	005-82677	20-5322896
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4225 Executive Square, Suite 260 La Jolla, California	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (888) 853-3663

 Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers

Below is a copy of the press release dated, February 1, 2008, relating to the departure of David Criner, CFO for Immunosyn.

DOUG MCCLAIN, JR. TO RESUMES CFO DUTIES AT IMMUNOSYN

La Jolla, CA … PR Newswire… Immunosyn Corporation (IMYN.OTC.BB) has announced that Douglas A. McClain, Jr., will reassume the duties of CFO effective February 1, 2008. Mr. McClain also serves as the Company’s Chairman of the Board and Corporate Secretary.

At the same time Immunosyn announced the resignation of G. David Criner as the company’s Chief Financial and Accounting Officer. Mr. Criner, hired in October 2007, is leaving due to family matters.

“We appreciated David’s expertise through this first leg of our development and welcome Douglas A. McClain, Jr. back in his former role as CFO. In the interim we have initiated a candidate search for a permanent CFO,” commented Stephen D. Ferrone, CEO and President of Immunosyn Corporation.

About Immunosyn Corporation

La Jolla, CA-headquartered Immunosyn Corporation (IMYN.OTC.BB) plans to market and distribute life enhancing therapeutics. Currently, the company has exclusive worldwide rights from its largest shareholder, Argyll Biotechnologies, LLC, to market, sell and distribute SF-1019, a compound that was developed from extensive research into Biological Response Modifiers (BRMs). Argyll Biotechnologies, LLC has initiated the process for regulatory approval of SF-1019 in several countries and preparations for clinical trials are underway in both the US and Europe. Research suggests that SF-1019 has the potential to affect a number of clinical conditions including auto-immune disorders such as Multiple Sclerosis (MS), neurological disorders such as Chronic Inflammatory Demyelinating Polyneuropathy (CIDP) and Reflex Sympathetic Dystrophy Syndrome (RSD or RSDS) and complications from Diabetic Mellitus such Diabetic Neuropathy (DN) and Diabetic Ulcers (DU).

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Except for the historical information contained herein, this press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements speak only as of the date on which such statements are made and involve risks and uncertainties detailed in the Company’s filings with the Securities and Exchange commission, including risks summarized in the company’s annual Report of form 10-K for its most recent fiscal year. The Company’s actual results could differ materially from such forward-looking statements. The Company undertakes no obligation to update any forward-looking statement or statements to reflect new events or circumstances or future developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOSYN CORPORATION

Date: February 1, 2008	By:	/s/ Stephen D. Ferrone,
Stephen D. Ferrone,
President